                                                                   EXHIBIT 10.01


      Confidential treatment with respect to certain information in this Exhibit has been requested of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The bracketed portions of this Exhibit have been omitted from the material filed in accordance with Rule 24b-2 and have been filed separately with the Commission.

                            LETTER AGREEMENT TO AMEND
              SCHEDULE NUMBER "34-001-97"/AGREEMENT NO. 9700050785
                                    U S WEST
                    LIST ADMINISTRATION/DISTRIBUTION PROJECT
                           (LMAS ENHANCEMENT PROJECT)

                            AMENDMENT NO. 34-001-97-A
                            -------------------------

      This Letter Agreement effective January 1, 1998 is in regard to Schedule Number "34-001-97"/Agreement No. 9700050785 effective October 10, 1997 between U S WEST and Carnegie Group(R) (the "LMAS Schedule") and constitutes an Amendment to the LMAS Schedule describing the original LMAS project formerly referred to as the "List Administration/Distribution Project (CLIMATE Enhancement Project)" in accordance with Article 29 of Agreement No. 9700050785.

      U S WEST and CGI have agreed to extend the current LMAS Schedule from January 13, 1998 through March 9, 1998 in order for the parties to complete the deliverables presented in the original LMAS Schedule (as modified by this Amendment). Such provision of deliverables requires CGI to continue to provide development services in support of U S WEST's LMAS software and related systems solution, under U S WEST direction. The additional time needed to deliver was in direct response to delays in initiating the project, in completing requirements analysis, and in determining the scope of the project.

      During this extended period, Carnegie Group continued to provide resources in support of original project needs as modified hereunder. U S WEST agrees to provide additional funding for such project needs in accordance with this Amendment. Based on Carnegie Group resources previously estimated under the LMAS Schedule in respect of the original LMAS project requirements, this Amendment provides adjustments for the Carnegie Group LMAS team based on U S WEST agreement to revise the labor mix and factor in actual personnel and hours to this Amendment's costs which extended the work schedules of each of the project team members, who rolled off intermittently as follows:

      o  Dave King:        2/5/98
      o  Mary Foley:       1/30/98
      o  Siraj Shaik:      3/9/98
      o  Chris Andres:     2/25/98

      This Amendment includes an additional funding estimate in the amount of
      [      ] (based on standard time and materials rates and discounts under the Agreement) to complete the work included in the scope of this Amendment.

      [
34-001-97-A                                                       March 31, 1998

                                                                 ].

      This Amendment includes additional funding in the amount of [        ] to
      the work previously scoped in the LMAS Schedule, for which payment of [ ]
      is due by U S WEST [                                   ]. The Projected
      Cost in Section 3 of the LMAS Schedule has been increased by [        ]
      over the original contract of [         ] to [         ], for which
      payment of [        ] is due by U S WEST in respect the entire project.

      Exhibit 1 is attached hereto and effectively replaces Section 3 - Projected Cost of the original LMAS Schedule. [
                                        ].

      IN WITNESS WHEREOF, Licensee and Carnegie Group have executed this Letter Agreement in duplicate by their respective authorized representatives.

      CARNEGIE GROUP, INC.                       LICENSEE

      By:    /s/ DENNIS YABLONSKY                By:    /s/ FRANK T. KOGEL
         ------------------------                   ---------------------------

      Name:  Dennis Yablonsky                    Name:  Frank T. Kogel
           ----------------------                     -------------------------

      Title: President/CEO                       Title: Director
            ---------------------                      ------------------------

      Date:  8-3-98                              Date:  6/29/98
           ----------------------                     -------------------------

                                                 U S WEST BRI

                                                 By:
                                                    ---------------------------

                                                 Name:
                                                      -------------------------

                                                 Title:
                                                       ------------------------

                                                 Date:
                                                      -------------------------


34-001-97-A                                                       March 31, 1998

                                    EXHIBIT 1


PROJECTED COST


The total cost of the work net of discounts shall not exceed [          ] based
on actual time and material expenses, which represents an increase of
[          ] above the previous funding approved for the LMAS Project of
[          ]. Should travel be required, U S WEST agrees to pay CGI travel expenses for all pre-approved trips.

This Amendment 34-001-97-A represents a follow-on effort to the LMAS Schedule.

Costs with applicable discounts are provided below for this Amendment No. 34-001-97- A and actual costs with applicable discounts and estimated hours for the entire project, respectively. Both cost scenarios include special payment
terms below their respective cost tables [            ].

The incremental Amendment costs follow:




--------------------------------------------------------------------------------
            ITEMIZATION OF COSTS                               AMOUNT

--------------------------------------------------------------------------------
      CONTRACT ENGINEERING COSTS (TIME AND                     [     ]
      MATERIALS)
--------------------------------------------------------------------------------
      LESS MINIMUM DISCOUNT AND ANY PROJECT                    [     ]
      VOLUME DISCOUNT
--------------------------------------------------------------------------------
      TOTAL CONTRACT ENGINEERING/                              [     ]
      AMENDMENT A PRICE (BEFORE CREDIT)
--------------------------------------------------------------------------------
      [                               ]                        [     ]

--------------------------------------------------------------------------------
      ESTIMATED PAYMENT DUE                                    [     ]

--------------------------------------------------------------------------------

Carnegie Group agrees to apply the above credit to U S WEST, based on the standard costs accrued during the term of this Amendment, to the billings of this Amendment.

34-001-97-A                                                       March 31, 1998

The entire project to date costs and hours follow:


--------------------------------------------------------------------------------
             ITEMIZATION OF COSTS                           AMOUNT

--------------------------------------------------------------------------------
      CONTRACT ENGINEERING COSTS (TIME AND                  [     ]
      MATERIALS)

      LESS [      ] MINIMUM DISCOUNT                        [     ]


--------------------------------------------------------------------------------
      TOTAL CONTRACT ENGINEERING/TOTAL LMAS                 [     ]
      PROJECT PRICE (BEFORE CREDIT)

--------------------------------------------------------------------------------
      [                                   ]                 [     ]

--------------------------------------------------------------------------------
      ESTIMATED PAYMENT DUE                                 [     ]
--------------------------------------------------------------------------------

Carnegie Group agrees to bill U S WEST actual costs accrued, not to exceed
[       ], based on the term of the entire LMAS project.

Estimated hours are as follows:


--------------------------------------------------------------------------------
                  CATEGORY                  ESTIMATED CARNEGIE GROUP HOURS

--------------------------------------------------------------------------------
      Project Manager                                     [    ]
      Senior Engineer II                                  [    ]
      Senior Engineer I                                   [    ]
      Engineer(s)                                         [    ]

--------------------------------------------------------------------------------
      TOTAL HOURS                                         [    ]

--------------------------------------------------------------------------------


34-001-97-A                                                       March 31, 1998


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